Exhibit 10.1

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 28th day of December, 2004 by and among MTC TECHNOLOGIES, INC., a Delaware corporation (“MTCT”), MTC TECHNOLOGIES, INC, (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (together with MTCT, collectively, “Borrowers” and, individually, each a “Borrower”); (the financial institutions listed on Schedule 1 to the Credit Agreement (collectively, the “Banks” and, individually, each a “Bank”); and NATIONAL, CITY BANK, as lead arranger and administrative agent for the Banks (“Agent”) under the following circumstances:

A. The Borrowers, the Agent and the Banks are parties to a Credit Agreement dated as of January 31, 2003, as amended by the First Amendment to Credit Agreement dated as of December 31, 2003 and a Second Amendment to Credit Agreement dated July 12, 2004 (as the same may be amended, supplemented, modified and/or restated from time to time, the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed to those terms by the Credit Agreement.

B. Pursuant to the Credit Agreement, the Banks have provided the Revolving Loans to the Borrowers which are evidenced by Revolving Credit Notes dated as of December 31, 2003 (collectively, as the same may be amended, supplemented, modified and/or restated from time to time, the “Original Revolving Credit Notes”).

C. The Borrowers, the Agent and the Banks now desire to amend the Credit Agreement and the Original Revolving Credit Notes for the reasons and upon the terms and conditions hereinafter set forth

NOW, THEREFORE, the Borrowers, the Agent and the Banks agree as follows:

Section 1. Amendment to Credit Agreement.

(a) Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maximum Commitment Amount”. The following definitions are hereby either added to Section 1.1 or modified in their entirety to read as follows:

“Consolidated Pro-Forma EBIT” shall mean, for any period, the sum of (a) Consolidated EBIT, and (b)(i) without duplication, the EBIT of Companies acquired in Acquisitions permitted by Section 5.13 hereof during such period to the extent that such EBIT of Companies acquired is confirmed by audited financial information or other information satisfactory to Agent, minus (ii)

the EBIT of Companies disposed of in accordance with Section 5.12 hereof during such period (but only to the extent that such EBIT is included in the calculation of Consolidated EBIT).

“Consolidated Pro-Forma EBITDA” shall mean, for any period, the sum of (a) Consolidated EBITDA, and (b)(i) without duplication, the EBITDA of Companies acquired in Acquisitions permitted by Section 5.13 hereof during such period to the extent that such EBITDA of Companies acquired is confirmed by audited financial information or other information satisfactory to Agent, minus (ii) the EBITDA of Companies disposed of in accordance with Section 5.12 hereof during such period (but only to the extent that such EBITDA is included in Consolidated EBITDA).

“Depreciation and Amortization Charges” shall mean, for any period, in accordance with GAAP, the aggregate of all depreciation and amortization charges for fixed assets, leasehold improvements and general intangibles (specifically including goodwill) of a Person for such period.

“EBIT” shall mean, for any period, in accordance with GAAP, Net Earnings for such period, plus the aggregate amounts deducted in determining such Net Earnings in respect of (a) Income Tax Expense, and (b) Interest Expense.

“EBITDA” shall mean, for any period, in accordance with GAAP, (a) EBIT, plus (b) the amount deducted in determining EBIT in respect of Depreciation and Amortization Charges and Stock Option Expense.

“Fixed Charge Coverage Ratio” shall mean, for the most recently completed four fiscal quarters of MTCT, the ratio of (a) Consolidated Pro-Forma EBITDA for such period plus lease payments on Consolidated Rental Obligations for such period less Consolidated Income Tax Expense for such period, to (b) Consolidated Fixed Charges for such period.

“Income Tax Expense” shall mean, for any period, in accordance with GAAP, all provisions for taxes based on the gross or net income of any Person (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), and all franchise taxes of such Person.

“Interest Coverage Ratio” shall mean, for the most recently completed four fiscal quarters of MTCT, the ratio of (a) Consolidated Pro-Forma EBIT to (b) Consolidated Interest Expense.

“Interest Expense” shall mean, for any period, the interest expense of any Person for such period, as determined in accordance with GAAP.

“Leverage Ratio” shall mean, at any time, on a Consolidated basis and in accordance with GAAP, the ratio of (a) Consolidated Funded Indebtedness (for the most recently completed fiscal quarter of MTCT) to (b) Consolidated Pro-Forma EBITDA (for the most recently completed four fiscal quarters of MTCT).

“Net Earnings” shall mean, for any period, the net income (loss) for such period (excluding from the calculation any nonrecurring gains or losses) of any Person, determined in accordance with GAAP.

“Stock Option Expense” shall mean, for any period, in accordance with GAAP, all non-cash compensation expense arising from the issuance by any Person of stock options during such period.

“Total Commitment Amount” shall mean Eighty-Five Million Dollars ($85,000,000), as such amount may be decreased pursuant to Section 2.1l(a) hereof.

(b) Amendment to Section 2.1l(b). Section 2.11(b) of the Credit Agreement is hereby deleted in its entirety

(c) Amendment to Section 5.7(d). Section 5.7(d) of the Credit Agreement (captioned Net Worth) is hereby is hereby amended in its entirety to read as follows:

Borrowers shall not suffer or permit at any time the Consolidated Net Worth, for the most recently completed fiscal quarter of MTCT, to be less than the current minimum amount required, which current minimum amount required shall be $119,896,000 on the Closing Date through December 30, 2004, with such current minimum amount required to be positively increased by the Increase Amount on December 31, 2004 and by an additional Increase Amount on the last day of each succeeding fiscal quarter of MTCT thereafter. As used herein, the term “Increase Amount” shall mean an amount equal to fifty percent (50%) of positive Consolidated Net Earnings for the fiscal quarter then ended plus an amount equal to one hundred percent (100%) of the proceeds of any equity offering by the Companies, or any debt offering of the Companies, to the extent converted into equity.

(d) Amendment to Section 5.7(e) of the Credit Agreement. Section 5.7(e) of the Credit Agreement (captioned Tangible Net Worth) is hereby deleted in its entirety.

(e) Amendment to Section 5.8. The following subsection (f) is hereby added to Section 5.8 of the Credit Agreement:

(f) Indebtedness (other than the Loans or any other Indebtedness under this Agreement) in an amount not to exceed $60,000,000 on terms and conditions satisfactory to Agent and the Lenders in its sole discretion.

(f) Amendment to Schedule 1 to the Credit Agreement. Schedule 1 to the Credit Agreement shall be deleted and replaced with the new Schedule 1 attached to this Amendment.

Section 2. Amendment to Current Revolving Credit Notes. The “Revolving Credit Note” or “Revolving Credit Notes” referred to in the Loan Documents shall mean the Amended and Restated Revolving Credit Notes in the form attached hereto as Exhibits A-1, A-2, A-3, and A-4 respectively.

Section 3. Effective Date. This Amendment shall take effect immediately upon the satisfaction, in the Agent’s sole discretion, of the following conditions precedent:

(a) Agent’s receipt of an original counterpart of this Amendment executed by all parties hereto;

(b) Agent’s receipt of the original Confirmation of Guarantees executed by Amcomp Corporation, International Consultants, Inc. and Vitronics Inc. (collectively, the “Guarantors”);

(c) Agent’s receipt of the Amended and Restated Revolving Credit Notes executed by Borrowers;

(d) Agent’s receipt of the following, certified as true and correct and in full force and effect by a duly authorized officer of each Borrower and each Guarantor:

(i) resolutions of the Board of Directors of each Borrower and each Guarantor authorizing execution, delivery and performance of this Amendment or Confirmation of Guarantee, as applicable, and all other documents executed and delivered in connection herewith to which each is a party;

(ii) the articles of incorporation of each Borrower and each Guarantor, as certified by the Secretary of State of the state of incorporation of such entity; and

(iii) the bylaws or code of regulations of each Borrower and each Guarantor.

(e) Receipt by Agent of an opinion of counsel to Borrowers and Guarantors, in form and substance satisfactory to Agent;

(f) Receipt by each Bank of an amendment fee in the amount equal to the sum of (i) 7.5 basis points multiplied by such Bank’s Maximum Amount as set forth on Schedule 1 to the First Amendment to Credit Agreement dated as of December 31, 2003, and (ii) 12.5 basis points multiplied by the increase of such Bank’s Maximum Amount as set forth on Schedule 1 to this Amendment over such Bank’s Maximum Amount as set forth on Schedule 1 to the First to Amendment to Credit Agreement dated as of December 31, 2003; and

(g) Receipt by Agent of all out-of-pocket costs and expenses incurred in making the Loans and entering into this Agreement (including, without limitation, all reasonable attorney fees, audit fees and filing fees incurred by Agent).

Section 4. Special Acknowledgment. Section 2.13(c) of the Credit Agreement provides that, if, at any time, a Prepayment Event occurs, which includes the issuance of equity by any Company, Borrowers shall, as promptly as practicable, but in no event later than the next Business Day, apply the Prepayment Proceeds to the Revolving Loans and the Revolving Commitments and the Maximum Commitment Amount shall be permanently reduced by the amount of Prepayment Proceeds allocated thereto, respectively, whether or not there shall be any Revolving Credit Exposure thereunder. The Agent and the Banks acknowledge that MTCT issued additional equity in February, 2004 and that the Agent and the Banks did not require Borrowers to apply the Prepayment Proceeds thereof to the Revolving Loans and Revolving Commitments in accordance with Section 2.14 of the Credit Agreement and agree that there has been no corresponding reduction in the Maximum Commitment Amount.

Section 5. Costs and Expenses. The Borrowers hereby agree to reimburse the Agent and Banks for all costs and expenses incurred by Agent and Banks, in connection with this Amendment and the transactions contemplated hereby, including its respective legal fees and expenses.

Section 6. Miscellaneous. Agent, the Banks and each Borrower hereby agree that:

(a) The Credit Agreement, the Revolving Credit Notes and the other Loan Documents, as amended hereby, remain otherwise unmodified and in full force and effect

(b) Each Borrower hereby represents and warrants to Agent and the Banks that as of the date hereof (i) no Default or Event of Default has occurred and is continuing (ii) the representations and warranties of such Borrower in the Credit Agreement and the other Loan Documents are true and correct in all material respects as if made on the date hereof (except to the extent that any expressly relates to an earlier date), and (iii) such Borrower has no cause of action, at law or in equity, against Agent or the Banks, including, without limitation, any offset, counterclaim or defense with respect to the Notes (including the Swing Line Note) or the Loans evidenced thereby or any Loan Document.

(c) This Amendment is limited precisely as written and shall not (i) constitute a consent under or waiver or modification of any other term or condition of the Credit Agreement, the other Loan Documents or any other agreements, instruments or documents referred to therein, or (ii) prejudice or otherwise affect any right or privilege which Agent or the Banks now have or may have in the future under the Credit Agreement, the other Loan Documents or under any of the other agreements, documents or instruments therein.

(d) This Amendment may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

(e) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

(Balance of Page Intentionally Omitted)

IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Address:	4032 Linden Avenue Dayton, OH 45432 Attention: Michael Gearhardt Fax: (937) 252-8240	MTC TECHNOLOGIES, INC., a Delaware corporation

		By:	/s/ Michael Gearhardt
		Name:	Michael Gearhardt
		Title:	Sr. VP & CFO

Address:	4032 Linden Avenue Dayton, OH 45432 Attention: Michael Gearhardt Fax: (937) 252-8240	MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation

		By:	/s/ Michael Gearhardt
		Name:	Michael Gearhardt
		Title:	Sr. VP & CFO

Address:	629 Euclid Avenue LOC, 01 -3034 Cleveland, Ohio 44114 Attention: Capital Markets Division - Loan Syndications Fax: (216) 222-7079	NATIONAL CITY BANK as Agent and as a Bank
By:
Name:
Title:

[SIGNATURES OF BANKS CONTINUE ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Address:	4032 Linden Avenue Dayton, OH 45432 Attention: Michael Gearhardt Fax: (937) 252-8240	MTC TECHNOLOGIES, INC., a Delaware corporation
By:
Name:
Title:

Address:	4032 Linden Avenue Dayton, OH 45432 Attention: Michael Gearhardt Fax: (937) 252-8240	MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation
By:
Name:
Title:

Address:	629 Euclid Avenue LOC, 01-3034 Cleveland, Ohio 44114 Attention: Capital Markets Division - Loan Syndications Fax: (216) 222-7079	NATIONAL CITY BANK as Agent and as a Bank
		By:	/s/ Neal J. Hinker
		Name:	Neal J. Hinker
		Title:	Senior Vice President

[SIGNATURES OF BANKS CONTINUE ON NEXT PAGE]

Address:	34 North Main Street Dayton Ohio 45402 Attention: Michael Dunlavey Fax: (937) 586-7695	KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

Address:	110 North Main Street Dayton OH 45402 Attention: Michael Lopez Fax: (937) 227-3027	FIFTH THIRD BANK
		By:	/s/ Roger S. Furrer
		Name:	Roger S. Furrer
		Title:	Sr. Vice President

Address:	200 West Second Street I6th Floor Winston-Salem, NC 27101 Attention: Roberts Bass Fax: (336) 733-2740	BRANCH BANKING AND TRUST COMPANY
By:
Name:
Title:

Address:	34 North Main Street Dayton Ohio 45402 Attention: Michael Dunlavey Fax: (937) 586-7695	KEYBANK NATIONAL ASSOCIATION
		By:	/s/ R. Michael Dunlavey
		Name:	R. Michael Dunlavey
		Title:	Vice President

Address:	110 North Main Street Dayton OH 45402 Attention: Neal Ratliff Fax: (937) 227-3027	FIFTH THIRD BANK
By:
Name:
Title:

Address:	200 West Second Street 16th Floor Winston-Salem, NC 27101 Attention: Roberts Bass Fax: (336) 733-2740	BRANCH BANKING AND TRUST COMPANY
By:
Name:
Title:

Address:	34 North Main Street Dayton Ohio 45402 Attention: Michael Dunlavey Fax: (937) 586-7695	KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

Address:	110 North Main Street Dayton OH 45402 Attention: Neal Ratliff Fax: (937) 227-3027	FIFTH THIRD BANK
By:
Name:
Title:

Address:	200 West Second Street 16th Floor Winston-Salem, NC 27101 Attention: Roberts Bass Fax: (336) 733-2740	BRANCH BANKING AND TRUST COMPANY
		By:	/s/ Roberts A. Bass
		Name:	Roberts A. Bass
		Title:	Senior Vice President

SCHEDULE 1

BANKING INSTITUTIONS	COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
National City Bank	29.41117%	$25,000,000	$25,000,000
KeyBank National Association	23.52941%	$20,000,000	$20,000,000
Fifth Third Bank	23.52941%	$20,000,000	$20,000,000
Branch Banking and Trust Company	23.52941%	$20,000,000	$20,000,000
Total Commitment	100% (approximately )	$85,000,000	$85,000,000

CONFIRMATION OF GUARANTY

The undersigned, AMCOMP CORPORATION, a California corporation (“Amcomp”), INTERNATIONAL CONSULTANTS, INC., an Ohio corporation (“ICI”), and VITRONICS INC., a New Jersey corporation (“Vitronics” and collectively with Amcomp and ICI, the “Guarantors”), jointly and severally hereby:

(A) Acknowledge that MTC TECHNOLOGIES, INC., a Delaware corporation (“MTCT”) MTC TECHNOLOGIES, INC. (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (together with MTCT, collectively, “Borrowers” and, individually, each a “Borrower”), the financial institutions listed on Schedule 1 to the Credit Agreement (defined herein) (collectively, the “Banks” and, individually, each a “Bank”); and NATIONAL CITY BANK, as lead arranger and administrative agent for the Banks (“Agent”) have entered into that certain Credit and Security Agreement dated as of January 31, 2003, as amended by a First Amendment to Credit Agreement dated as of December 31, 2003, a Second Amendment to Credit Agreement dated July 12,2004 and a Third Amendment to Credit Agreement dated as of the date hereof (as so amended and as may be further amended from time to time, the “Credit Agreement”), whereby the Banks have extended financial accommodations to the Borrowers, and the Borrowers have executed Notes (as defined in the Credit Agreement) in favor of the Banks, in evidence thereof. Terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

(B) Acknowledge that the Amended and Restated Revolving Credit Notes evidencing the Revolving Loans are each a “Note” under the Credit Agreement, along with the Swing Line Note, and other notes delivered pursuant to the Credit Agreement.

(C) Acknowledge that the Guarantors have guaranteed payment of the principal and interest of all Notes pursuant to a Guaranty of Payment of Debt dated as of January 31,2003 in the case of Amcomp, and a Guaranty of Payment of Debt dated as of October 6, 2003 in the case of ICI, and a Guaranty of Payment of Debt dated as of the date hereof in the case of Vitronics (collectively, the “Guarantees”).

(D) Acknowledge that the Guarantors have each received and had an opportunity to review the Third Amendment to Credit Agreement referred to in the first paragraph of this Confirmation of Guaranty and consent to the amendments to the Credit Agreement, including without limitation the increase in the Total Commitment Amount from $55,000,000 to $85,000,000, as such amount may be further increased from time to time.

(E) Represent and warrant to the Agent and the Banks that the undersigned have no defenses, offsets or counterclaims, either individually or jointly, with respect to their obligations under the Guarantees and the Guarantees remain unmodified and in full force and effect.

[REMAINDER OF PAGE IS INTENTIONALLY BLANK.]

This Confirmation of Guaranty is executed as of the 28th day of December, 2004.

AMCOMP CORPORATION, a California corporation

By:	/s/ Michael Gearhardt
Name:	Michael Gearhardt
Title:	CFO

INTERNATIONAL CONSULTANTS, INC, an Ohio corporation

By:	/s/ Michael Gearhardt
Name:	Michael Gearhardt
Title:	CFO

VITRONICS INC., a New Jersey corporation

By:	/s/ Michael Gearhardt
Name:	Michael Gearhardt
Title:	Executive Vice President

EXHIBIT A-1

AMENDED AND RESTATED

REVOLVING CREDIT NOTE

$25,000,000.00	Dayton, Ohio
December 28, 2004

FOR VALUE RECEIVED, the undersigned, MTC TECHNOLOGIES, INC., a Delaware corporation, and MTC TECHNOLOGIES, INC., (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (collectively, “Borrowers” and, individually, each a “Borrower”), jointly and severally, promise to pay, on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of NATIONAL CITY BANK (“Bank”) at the main office of NATIONAL CITY BANK, as Agent, as hereinafter defined, 1900 East 9th Street, Cleveland, Ohio 44114-3484, the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000.00) or the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrowers pursuant to Section 2.2 of the Credit Agreement, whichever is less, in lawful money of the United States of America.

As used herein, “Credit Agreement” means the Credit and Security Agreement dated as of January 31, 2003, among Borrowers, the Banks, as defined therein, and National City Bank, as lead arranger and administrative agent for the Banks (“Agent”), as amended by the First Amendment to Credit Agreement dated as of December 31, 2003, the Second Amendment to Credit Agreement dated July 12, 2004 and the Third Amendment to Credit Agreement dated as of the date hereof, and as the same may be further amended, restated or otherwise modified from time to time. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. This Note amends, restates and replaces that certain Revolving Note dated as of December 31, 2003 by Borrowers in favor of the Bank in its entirety.

Borrowers also promise to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.5 of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.5; provided, however, that interest on any principal portion that is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing Base Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from the obligations of Borrowers under this Note.

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the

A-1-1

principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. In the event of a failure to pay interest or principal, when the same becomes due, Bank may collect and Borrowers agree to pay a late charge of an amount equal to the greater of (a) ten percent (10%) of the amount of such late payment, or (b) Twenty-Five Dollars ($25).

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

Except as expressly provided in the Credit Agreement, Borrowers expressly waive presentment, demand, protest and notice of any kind.

Each of the undersigned, to the extent permitted by law, hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, between the undersigned (or any of them) and the holder of this Note arising out of, in connection with, related to, or incidental to the relationship established between them in connection with this Note and the Credit Agreement or the transactions related thereto.

MTC TECHNOLOGIES, INC., a Delaware corporation

By:

Name:

Title:

MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation

By:

Name:

Title:

A-1-2

EXHIBIT A-2

AMENDED AND RESTATED

REVOLVING CREDIT NOTE

$20,000,000.00	Dayton, Ohio
December 28, 2004

FOR VALUE RECEIVED, the undersigned, MTC TECHNOLOGIES, INC., a Delaware corporation, and MTC TECHNOLOGIES, INC., (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (collectively, “Borrowers” and, individually, each a “Borrower”), jointly and severally, promise to pay, on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of KEYBANK NATIONAL ASSOCIATION (“Bank”) at the main office of NATIONAL CITY BANK, as Agent, as hereinafter defined, 1900 East 9th Street, Cleveland, Ohio 44114-3484, the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) or the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrowers pursuant to Section 2.2 of the Credit Agreement, whichever is less, in lawful money of the United States of America.

As used herein, “Credit Agreement” means the Credit and Security Agreement dated as of January 31, 2003, among Borrowers, the Banks, as defined therein, and National City Bank, as lead arranger and administrative agent for the Banks (“Agent”), as amended by the First Amendment to Credit Agreement dated as of December 31, 2003, the Second Amendment to Credit Agreement dated July 12, 2004 and the Third Amendment to Credit Agreement dated as of the date hereof, and as the same may be further amended, restated or otherwise modified from time to time. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. This Note amends, restates and replaces that certain Revolving Note dated as of December 31, 2003 by Borrowers in favor of the Bank in its entirety.

Borrowers also promise to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.5 of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.5; provided, however, that interest on any principal portion that is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing Base Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from the obligations of Borrowers under this Note.

A-2-1

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. In the event of a failure to pay interest or principal, when the same becomes due, Bank may collect and Borrowers agree to pay a late charge of an amount equal to the greater of (a) ten percent (10%) of the amount of such late payment, or (b) Twenty-Five Dollars ($25).

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

Except as expressly provided in the Credit Agreement, Borrowers expressly waive presentment, demand, protest and notice of any kind.

Each of the undersigned, to the extent permitted by law, hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, between the undersigned (or any of them) and the holder of this Note arising out of, in connection with, related to, or incidental to the relationship established between them in connection with this Note and the Credit Agreement or the transactions related thereto.

MTC TECHNOLOGIES, INC., a Delaware corporation

By:
Name:
Title:

MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation

By:
Name:
Title:

A-2-2

EXHIBIT A-3

AMENDED AND RESTATED

REVOLVING CREDIT NOTE

$20,000,000.00	Dayton, Ohio
December 28, 2004

FOR VALUE RECEIVED, the undersigned, MTC TECHNOLOGIES, INC., a Delaware corporation, and MTC TECHNOLOGIES, INC., (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (collectively, “Borrowers” and, individually, each a “Borrower”), jointly and severally, promise to pay, on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of FIFTH THIRD BANK (“Bank”) at the main office of NATIONAL CITY BANK, as Agent, as hereinafter defined, 1900 East 9th Street, Cleveland, Ohio 44114-3484, the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) or the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrowers pursuant to Section 2.2 of the Credit Agreement, whichever is less, in lawful money of the United States of America.

As used herein, “Credit Agreement” means the Credit and Security Agreement dated as of January 31, 2003, among Borrowers, the Banks, as defined therein, and National City Bank, as lead arranger and administrative agent for the Banks (“Agent”), as amended by the First Amendment to Credit Agreement dated as of December 31, 2003, the Second Amendment to Credit Agreement dated July 12, 2004 and the Third Amendment to Credit Agreement dated as of the date hereof, and as the same may be further amended, restated or otherwise modified from time to time. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. This Note amends, restates and replaces that certain Revolving Note dated as of December 31, 2003 by Borrowers in favor of the Bank in its entirety.

Borrowers also promise to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.5 of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.5; provided, however, that interest on any principal portion that is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing Base Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from the obligations of Borrowers under this Note.

A-3-1

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. In the event of a failure to pay interest or principal, when the same becomes due, Bank may collect and Borrowers agree to pay a late charge of an amount equal to the greater of (a) ten percent (10%) of the amount of such late payment, or (b) Twenty- Five Dollars ($25).

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

Except as expressly provided in the Credit Agreement, Borrowers expressly waive presentment, demand, protest and notice of any kind.

Each of the undersigned, to the extent permitted by law, hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, between the undersigned (or any of them) and the holder of this Note arising out of, in connection with, related to, or incidental to the relationship established between them in connection with this Note and the Credit Agreement or the transactions related thereto.

MTC TECHNOLOGIES, INC., a Delaware corporation

By:
Name:
Title:

MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation

By:
Name:
Title:

A-3-2

EXHIBIT A-4

AMENDED AND RESTATED

REVOLVING CREDIT NOTE

$20,000,000.00	Dayton, Ohio
December 28, 2004

FOR VALUE RECEIVED, the undersigned, MTC TECHNOLOGIES, INC., a Delaware corporation, and MTC TECHNOLOGIES, INC., (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (collectively, “Borrowers” and, individually, each a “Borrower”), jointly and severally, promise to pay, on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of BRANCH BANKING AND TRUST COMPANY (“Bank”) at the main office of NATIONAL CITY BANK, as Agent, as hereinafter defined, 1900 East 9th Street, Cleveland, Ohio 44114-3484, the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) or the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrowers pursuant to Section 2.2 of the Credit Agreement, whichever is less, in lawful money of the United States of America.

As used herein, “Credit Agreement” means the Credit and Security Agreement dated as of January 31, 2003, among Borrowers, the Banks, as defined therein, and National City Bank, as lead arranger and administrative agent for the Banks (“Agent”), as amended by the First Amendment to Credit Agreement dated as of December 31, 2003, the Second Amendment to Credit Agreement dated July 12, 2004 and the Third Amendment to Credit Agreement dated as of the date hereof, and as the same may be further amended, restated or otherwise modified from time to time. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. This Note amends, restates and replaces that certain Revolving Note dated as of December 31, 2003 by Borrowers in favor of the Bank in its entirety.

Borrowers also promise to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.5 of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.5; provided, however, that interest on any principal portion that is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing Base Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from the obligations of Borrowers under this Note.

A-4-1

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. In the event of a failure to pay interest or principal, when the same becomes due, Bank may collect and Borrowers agree to pay a late charge of an amount equal to the greater of (a) ten percent (10%) of the amount of such late payment, or (b) Twenty-Five Dollars ($25).

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

Except as expressly provided in the Credit Agreement, Borrowers expressly waive presentment, demand, protest and notice of any kind.

Each of the undersigned, to the extent permitted by law, hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, between the undersigned (or any of them) and the holder of this Note arising out of, in connection with, related to, or incidental to the relationship established between them in connection with this Note and the Credit Agreement or the transactions related thereto.

MTC TECHNOLOGIES, INC., a Delaware corporation

By:
Name:
Title:

MTC TECHNOLOGIES, INC., formerly known as MODERN TECHNOLOGIES CORP., an Ohio corporation

By:
Name:
Title:

A-4-2

GUARANTY OF PAYMENT OF DEBT

This GUARANTY OF PAYMENT OF DEBT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is made as of the 28th day of, December, 2004, by COMMAND TECHNOLOGIES, INC., a Virginia corporation (“Guarantor”), in favor of NATIONAL CITY BANK, as the administrative agent under the Credit Agreement, as hereinafter defined (“Agent”), for the benefit of the Banks, as hereinafter defined.

1. Recitals.

MTC TECHNOLOGIES, INC., a Delaware corporation, and MTC TECHNOLOGIES, INC. (formerly known as MODERN TECHNOLOGIES CORP.), an Ohio corporation (together with their respective successors and assigns, collectively, “Borrowers” and, individually, each a “Borrower”), entered into the Credit and Security Agreement dated as of January 31, 2003, as amended by a First Amendment to Credit Agreement dated as of December 31, 2003, a Second Amendment to Credit Agreement dated July 12, 2004 and a Third Amendment to Credit Agreement dated as of the date hereof, with the financial institutions listed on Schedule 1 thereto (together with their respective successors and assigns, collectively, the “Banks” and, individually, each a “Bank”) and Agent (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”). Guarantor desires that the Banks continue to grant the financial accommodations to Borrowers as described in the Credit Agreement.

Guarantor, a subsidiary of MTC Technologies, INC., an Ohio corporation, whose financing is provided by the Loans, as hereinafter defined, deems it to be in the direct pecuniary and business interests of Guarantor that Borrowers continue to obtain from the Banks the Commitment, as defined in the Credit Agreement, and the Loans provided for in the Credit Agreement.

Guarantor understands that the Banks are willing to continue to maintain the Loans under the Credit Agreement only upon certain terms and conditions, one of which is that Guarantor guarantee the payment of the Debt, as hereinafter defined, and this Agreement is being executed and delivered in consideration of the Banks continuing to maintain the Loans under the Credit Agreement and for other valuable considerations.

2. Definitions. Except as specifically defined herein, capitalized terms used herein that are defined in the Credit Agreement shall have their respective meanings ascribed to them in the Credit Agreement. As used herein, the following terms shall have the following meanings:

“Collateral” shall mean, collectively, all property, if any, securing the Debt or any part thereof at the time in question.

“Debt” shall mean, collectively, (a) all Loans; (b) all other Indebtedness or other obligations now owing or hereafter incurred by any Borrower to Agent and the Banks pursuant to the Credit Agreement and the Notes executed in connection therewith; (c) each renewal, extension, consolidation or refinancing of any of the foregoing, in whole or in part; (d) all interest from time to time accruing on any of the foregoing, and all fees and other amounts payable to Agent or any Bank pursuant to the Credit Agreement or any other Loan Document; (e) every other liability, now or hereafter owing to Agent or any Bank by any Borrower or Guarantor pursuant to the Credit Agreement or any Loan Document; and (f) all Related Expenses.

“Loan” shall mean any Loan, as defined in the Credit Agreement, granted pursuant to the Credit Agreement.

“Obligor” shall mean any Person that, or any of whose property, is or shall be obligated on the Debt or any part thereof in any manner and includes, without limiting the generality of the foregoing, any Borrower or Guarantor, and any other co-maker, endorser, guarantor of payment, subordinating creditor, assignor, grantor of a security interest, pledgor, mortgagor or any hypothecator of property, if any.

“Person” shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, institution, trust, estate, government or other agency or political subdivision thereof or any other entity.

“Related Expenses” shall mean any and all reasonable costs, liabilities and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorneys’ fees, legal expenses, judgments, suits and disbursements) (a) incurred by Agent, or imposed upon or asserted against Agent or any Bank, in any attempt by Agent and the Banks to (i) enforce this Agreement, the Credit Agreement or any Related Writing, as defined in the Credit Agreement, or to obtain, preserve or perfect any security interest granted by any Credit Party to Agent and the Banks in connection with this Agreement, the Credit Agreement or any Related Writing; (ii) obtain payment, performance or observance of any and all of the Debt; or (iii) maintain, insure, audit, collect, preserve, repossess or dispose of any of the Collateral or any other collateral securing the Debt, including, without limitation, costs and expenses for appraisals, assessments and audits of Borrower or any such collateral; or (b) incidental or related to (a) above, including, without limitation, interest thereupon from the date inclined, imposed or asserted until paid at the Default Rate, as defined in the Credit Agreement.

3. Guaranty of Debt. Guarantor hereby absolutely and unconditionally guarantees (as a guaranty of payment and not merely a guaranty of collection) the prompt payment in full of all of the Debt as and when the respective parts thereof become due and payable. If the Debt, or any part thereof, shall not be paid in full when due and payable, Agent, on behalf of the Banks, in each case, shall have the right to proceed directly against Guarantor under this Agreement to collect the payment in full of the Debt, regardless of whether or not Agent, on behalf of the Banks, shall have theretofore proceeded or shall then be proceeding against any Borrower or any other Obligor or Collateral, if any, or any of the foregoing, it being understood that Agent and the Banks, in their sole discretion may proceed against any Obligor and any Collateral, and may exercise each right, power or privilege that Agent or the Banks may then have, either simultaneously or separately, and, in any event, at such time or times and as often and in such order as Agent and the Required Banks, in their sole discretion, may from time to time deem expedient to collect the payment in full of the Debt. Guarantor agrees that all payments made by Guarantor under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of any Taxes or Other Taxes, in accordance with Section 3.2 of the Credit Agreement.

4. Payments Conditional. Whenever Agent or any Bank shall credit any payment to the Debt or any part thereof, whatever the source or form of payment, the credit shall be conditional as to Guarantor unless and until the payment shall be final and valid as to all the world. Without limiting the generality of the foregoing, Guarantor agrees that if any check or other instrument so applied shall be dishonored by the drawer or any party thereto, or if any proceeds of Collateral or payment so applied shall thereafter be recovered by any trustee in bankruptcy or any other Person, each Bank, in each case, may reverse any entry relating thereto on its books and Guarantor shall remain liable therefor, even if such Bank may no longer have in its possession any instrument evidencing the Debt to which the payment in question was applied.

5. Guarantor’s Obligations Absolute and Unconditional. Regardless of the duration of time, regardless of whether any Borrower may from time to time cease to be indebted to the Banks and irrespective of any act, omission or course of dealing whatever on the part of Agent or any of the Banks, Guarantor’s liabilities and other obligations under this Agreement shall remain in full effect until the payment in full of the Debt. Without limiting the generality of the foregoing:

5.1. Banks Have No Duty to Make Advances. No Bank shall at any time be under any duty to Guarantor to grant any financial accommodation to any Borrower, irrespective of any duty or commitment of any of the Banks to such Borrower, or to follow or direct the application of the proceeds of any such financial accommodation;

5.2. Guarantor’s Waiver of Notice, Presentment. Guarantor waives (a) notice of the granting of any Loan to any Borrower or the incurring of any other Indebtedness by any Borrower or the terms and conditions thereof, (b) presentment, demand for payment and notice of dishonor of the Debt or any part thereof, or any other Indebtedness incurred by any Borrower to any Bank, (c) notice of any indulgence granted to any Obligor, and (d) any other notice to which Guarantor might, but for this waiver, be entitled;

5.3. Banks’ Rights Not Prejudiced by Action or Omission. Agent and the Banks, in their sole discretion, may, without any prejudice to their rights under this Agreement, at any time or times, without notice to or the consent of Guarantor, (a) grant any Borrower whatever financial accommodations that Agent and the Banks may from time to time deem advisable, even if such Borrower might be in default in any respect and even if those financial accommodations might not constitute Indebtedness the payment of which is guaranteed hereunder, (b) assent to any renewal, extension, consolidation or refinancing of the Debt, or any part thereof, (c) forbear from demanding security, if Agent and the Banks shall have the right to do so, (d) release any Obligor or Collateral or assent to any exchange of Collateral, if any, irrespective of the consideration, if any, received therefor, (e) grant any waiver or consent or forbear from exercising any right, power or privilege that Agent and the Banks may have or acquire, (f) assent to any amendment, deletion, addition, supplement or other modification in, to or of any writing evidencing or securing any Debt or pursuant to which any Debt is created, (g) grant any other indulgence to any Obligor, (h) accept any Collateral for, or any otter Obligor upon, the Debt or any part thereof, and (i) fail, neglect or omit in any way to realize upon any Collateral, to perfect any security interest with respect to Collateral, or to protect the Debt or any part thereof or any Collateral therefor;

5.4. Liabilities Survive Guarantor’s Dissolution. Guarantor’s liabilities and other obligations under this Agreement shall survive any dissolution of Guarantor; and

5.5. Liabilities Absolute and Unconditional. Guarantor’s liabilities and other obligations under this Agreement shall be absolute and unconditional irrespective of any lack of validity or enforceability of the Credit Agreement, the Notes, any Loan Document or any other agreement, instrument or document evidencing the Loans or related thereto, or any other defense available to Guarantor in respect of this Agreement.

6. Representations and Warranties. Guarantor represents and warrants to Agent and each of the Banks that (a) Guarantor is a duly organized and validly existing corporation, in good standing under the laws of the state of its incorporation (as referenced in the first paragraph of this Agreement), and is qualified to do business in each state where a failure to so qualify would have a material adverse effect on Guarantor; (b) Guarantor has legal power and right to execute and deliver this Agreement and to perform and observe the provisions hereof; (c) the officers executing and delivering this Agreement on behalf of Guarantor have been duly authorized to do so, and this Agreement, when executed, is legal and binding upon Guarantor in every respect; (d) except for matters described or referenced in the Credit Agreement or any Schedule thereto, no litigation or proceeding is pending or threatened against Guarantor before any court or any administrative agency that, in Guarantor’s opinion, after consultation with Guarantor’s counsel, is reasonably expected to have a material adverse effect on Guarantor; (e) Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that Guarantor has incurred to Agent, for the benefit of the Banks; (f) Guarantor is not insolvent, as defined in any applicable state or federal statute, nor will Guarantor be rendered insolvent by the execution and delivery of this Agreement to Agent and the Banks; (g) Guarantor is not engaged or about to engage in any business or transaction for which the assets retained by Guarantor are or will be an unreasonably small amount of capital, taking into consideration the obligations to the Banks incurred hereunder; and (h) Guarantor does not intend to, nor does Guarantor believe that Guarantor will, incur debts beyond Guarantor’s ability to pay such debts as they mature.

7. Disability of Obligor. Without limiting the generality of any of the other provisions hereof, Guarantor specifically agrees that upon the dissolution of any Obligor and/or the filing or other commencement of any bankruptcy or insolvency proceedings by, for or against any Obligor, including without limitation, any assignment for the benefit of creditors or other proceedings intended to liquidate or rehabilitate any Obligor, Agent and the Required Banks, in their sole discretion, may declare the unpaid principal balance of and accrued interest on the Debt to be forthwith due and payable in full without notice. Upon the occurrence of any of the events enumerated in the immediately preceding sentence, Guarantor shall, upon demand of Agent, on behalf of the Banks, whenever made, pay to Agent, for the benefit of the Banks, an amount equal to the then unpaid principal balance of and accrued interest on the Debt.

8. Waiver of Guarantor’s Rights Against Borrowers and Collateral. To the extent permitted by law, Guarantor hereby waives and subordinates to payment in full of the Debt any claim or other right that Guarantor might now have or hereafter acquire against any Borrower or any other Obligor that arises from the existence or performance of Guarantor’s liabilities or other obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of Agent or any Bank against any Borrower or any Collateral that Agent or any Bank now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

9. Maximum Liability of Guarantor. Anything in this Agreement to the contrary notwithstanding, in no event shall the amount of Guarantor’s liability hereunder exceed the maximum amount that (after giving effect to the incurring of the obligations hereunder and to any rights to contribution of Guarantor from other affiliates of Borrowers) would not render the rights to payment of Agent and the Banks hereunder void, voidable or avoidable under any applicable fraudulent transfer law.

10. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Debt is stayed, upon the insolvency, bankruptcy or reorganization of any Borrower or any other Person, or otherwise, all such amounts shall nonetheless be payable by Guarantor immediately upon demand by Agent.

11. Warrant of Attorney. Guarantor authorizes any attorney at law at any time or times to appear in any state or federal court of record in the State of Ohio after the Debt or any part thereof shall have become due and payable (whether the payments become due by lapse of time or by acceleration of maturity or otherwise) and in each case to waive the issuance and service of process, to admit the maturity of the Debt in question and the nonpayment thereof when due, to present each evidence of the Debt in question, or any part thereof, to the court and to certify the amount of the Debt then owing thereon, to confess judgment against Guarantor in favor of Agent and the Banks for the amount of the Debt then appearing due, together with interest and costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and, should any judgment be vacated for any reason, Agent and the Banks may nevertheless utilize the foregoing warrant of attorney in thereafter obtaining an additional judgment or judgments against Guarantor. Guarantor agrees that the attorney for Agent and the Banks may confess judgment pursuant to the foregoing warrant of attorney. Guarantor further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from Agent and the Banks.

12. Notice. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to Guarantor, mailed or delivered to it, addressed to it at the address specified on the signature page of this Agreement, if to a Bank, mailed or delivered to it, addressed to the address of such Bank specified on the signature pages of the Credit Agreement or, as to each party, at such other address as shall be designated by such party in a written notice to each of the other parties. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or two Business Days after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices from Guarantor to Agent or the Banks pursuant to any of the provisions hereof shall not be effective until received by Agent or the Banks.

13. Successors and Assigns. This Agreement shall bind Guarantor and Guarantor’s successors and assigns and shall inure to the benefit of Agent and each Bank and their respective successors and assigns, including (without limitation) each holder of any Note evidencing any Debt.

14. Invalidity. If, at any time, one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

15. Entire Agreement. This Agreement constitutes a final written expression of all of the terms of this Agreement, is a complete and exclusive statement of those terms and supersedes all oral representations, negotiations and prior writings, if any, with respect to the subject matter hereof.

16. Relationship of Parties; Setoff. The relationship between (a) Guarantor and (b) Agent and the Banks with respect to this Agreement is and shall be solely that of debtor and creditors, respectively, and Agent and the Banks shall have no fiduciary obligation toward Guarantor with respect to this Agreement or the transactions contemplated hereby. If and to the extent any payment is not made when due hereunder, Agent and each Bank may setoff and charge from time to time any amount so due against any or all of Guarantor’s accounts or deposits with Agent and each Bank.

17. Headings. The headings and subheadings herein are for convenience of reference only and shall be ignored in interpreting the provisions of this Agreement.

18. Governing Law; Submission to Jurisdiction. The provisions of this Agreement and the respective rights and duties of Guarantor, Agent and the Banks hereunder shall be governed by and construed in accordance with Ohio law, without regard to principles of conflict of laws. Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any Ohio state or federal court sitting in Dayton, Ohio, over any action or proceeding arising out of or relating to this Agreement, any Loan Document or any Related Writing, and Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Ohio state or federal court. Guarantor, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any such action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Guarantor agrees that a final, nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

19. JURY TRIAL WAIVER. GUARANTOR, AGENT AND THE BANKS, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, THE BANKS, BORROWERS AND GUARANTOR, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT’S OR EACH BANK’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGEMENT OR COGNOVIT PROVISION CONTAINED IN THE AGREEMENT, ANY NOTE OR ANY OTHER GUARANTY OF PAYMENT, AGREEMENT, INSTRUMENT OR DOCUMENT RELATED THERETO.

Executed as of the date set forth above at Dayton, Ohio.

Address:	4032 Linden Avenue	COMMAND TECHNOLOGIES, INC.
Dayton, OH 45432
Attention: Michael Gearhardt
	Fax: (937) 252-8240	By:
Name:
Title: